Exhibit 99.1

Graf Acquisition Corp. IV Announces Adjournment of Special Meeting

to Approve Business Combination with NKGen Biotech, Inc. to September 25, 2023

THE WOODLANDS, Texas, September 22, 2023 – Graf Acquisition Corp. IV (NYSE: GFOR, GFOR.U, GFOR WS) (the “Company” or “Graf”), announced today that on September 20, 2023, it adjourned, without conducting any business, the special meeting of its stockholders to be held to approve, among other things, the previously announced business combination (the “Business Combination”) with NKGen Biotech, Inc. (“NKGen” and such special meeting, the “Special Meeting”). The Special Meeting will be reconvened at 4:00 p.m., Eastern time, on September 25, 2023. The Special Meeting will still be held virtually at https://www.cstproxy.com/grafiv/sm2023. The Company has decided to adjourn the Special Meeting once again to provide additional time to continue its efforts to obtain additional financing, which may be in the form of equity, debt, grants or other equity-linked securities or derivatives, in connection with the Business Combination.

The Company also filed a supplement (the "Supplement") to its definitive proxy statement/prospectus relating to the Special Meeting (the “Definitive Proxy Statement/Prospectus”) that was initially filed on August 14, 2023, with the Securities and Exchange Commission (the “SEC”) today to disclose some recent developments, including that NKGen waived the $50 million minimum cash condition under the agreement and plan of merger entered into in connection with the Business Combination, as well as to add one new proposal to be voted on at the Special Meeting. As previously announced, the Company has received enough votes to date via proxy to approve each of the proposals included in the original Definitive Proxy Statement/Prospectus; however, the previously submitted proxy cards and voting instruction forms will not be voted on the one new proposal. As a result, even if you have already voted your shares, we strongly encourage you to read the Supplement and vote on the one new proposal. To vote on the one new proposal, you must vote the proxy card or voting information form distributed along with the Supplement. The proxy card or voting instruction form distributed with the Definitive Proxy Statement/Prospectus remains valid with respect to the other proposals presented at the Special Meeting and stockholders who have already returned their proxy card or provided voting instructions do not need to take any action unless they want to change or revoke their voting instructions on the other proposals.

Stockholders of record as of August 7, 2023 are entitled to vote at the Special Meeting. Stockholders who have not yet done so are encouraged to vote as soon as possible. Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not to take any further action. If any stockholders have questions or need assistance in connection with the Special Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GFOR.info@morrowsodali.com.

About Graf Acquisition Corp. IV

Graf is a blank-check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

About NKGen

NKGen is a clinical-stage biotechnology company focused on the development and commercialization of innovative autologous, allogeneic, and CAR-NK natural killer cell therapies. NKGen is headquartered in Santa Ana, California, USA. For more information, please visit www.nkgenbiotech.com.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration at the Special Meeting. Graf has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the proposed Business Combination, which includes both a prospectus with respect to the securities of the post-combination company (“New NKGen”) to be issued in connection with the proposed Business Combination and a proxy statement that was distributed to Graf’s stockholders in connection with Graf’s solicitation of proxies for the vote by its stockholders at the Special Meeting. The Registration Statement was declared effective by the SEC and Graf mailed the Definitive Proxy Statement/Prospectus and the Supplement to its stockholders as of the record date established for voting on the proposed Business Combination. Graf urges its investors, stockholders and other interested persons to read the Definitive Proxy Statement/Prospectus and the Supplement, as well as other documents filed by Graf with the SEC, because these documents contain important information about Graf, NKGen and the proposed Business Combination. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including but not limited to the approval of the merger agreement by Graf’s stockholders, the satisfaction of the minimum cash condition, the compliance with the acquiror closing cash amount and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the inability to raise or obtain sufficient funds to continue NKGen’s operations through the consummation of the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by Graf’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and the ability to maintain the listing of New NKGen’s securities on a national securities exchange; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Internal Contact:

Denise Chua, MBA, CLS, MT (ASCP)

Vice President, Investor Relations and Corporate Communications

NKGen Biotech, Inc.

dchua@nkgenbiotech.com

Sabrina McKee

Chief Financial Officer and EVP, Strategy

Graf Acquisition Corp. IV

sabrina@grafacq.com

External Contacts:

Chris Calabrese

Managing Director

LifeSci Advisors, LLC

ccalabrese@lifesciadvisors.com

Kevin Gardner

Managing Director

LifeSci Advisors, LLC

kgardner@lifesciadvisors.com